		Monthly Volume Summary: October 2014 (unaudited & subject to change) (dollars in millions)

October 2014 Highlights:

• The total mortgage portfolio increased at an annualized rate of 2.5% in October.

• Single-family refinance-loan purchase and guarantee volume was $11.8 billion in October representing 47% of total single-family mortgage portfolio purchases or issuances. Relief refinance mortgages comprised approximately 17% of our total single-family refinance volume during October 2014 based on unpaid principal balance (UPB).

• Total number of loan modifications were 5,125 in October 2014 and 57,263 for the ten months ended October 31, 2014.

• Multifamily new business activity was $3.2 billion in October 2014 and $17.3 billion for the ten months ended October 31, 2014, which reflects the UPB of Freddie Mac's multifamily new loan purchases, issuances of other guarantee commitments and issuances of other structured securities during the period.

• The aggregate UPB of our mortgage-related investments portfolio decreased by approximately $6.8 billion in October.

• Freddie Mac mortgage-related securities and other guarantee commitments increased at an annualized rate of 5.0% in October.

• Our single-family seriously delinquent rate decreased from 1.96% in September to 1.91% in October. Our multifamily delinquency rate remained flat at 0.03% in October.

• The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $93 million in October. Duration gap averaged 0 months.

• On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as Conservator of Freddie Mac.

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]
	Purchases or Issuances [3]	Sales [4]	Liquidations	Net Increase/ (Decrease)	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate

Oct 2013	$22,379	($6,392)	($26,238)	($10,251)	$1,917,143	(6.4%)	16.3%
Nov	22,663	(1,393)	(24,427)	(3,157)	1,913,986	(2.0%)	15.3%
Dec	25,434	(1,191)	(23,568)	675	1,914,661	0.4%	14.8%

Full-Year 2013	452,941	(23,804)	(470,752)	(41,615)	1,914,661	(2.1%)	24.1%

Jan 2014	20,298	(476)	(22,876)	(3,054)	1,911,607	(1.9%)	14.3%
Feb	17,009	(1,390)	(19,069)	(3,450)	1,908,157	(2.2%)	12.0%
Mar	15,112	(1,630)	(18,132)	(4,650)	1,903,507	(2.9%)	11.4%
Apr	19,884	(4,149)	(20,465)	(4,730)	1,898,777	(3.0%)	12.9%
May	19,569	(1,322)	(21,549)	(3,302)	1,895,475	(2.1%)	13.6%
Jun	24,604	(1,631)	(23,129)	(156)	1,895,319	(0.1%)	14.6%
Jul	25,375	(1,132)	(24,065)	178	1,895,497	0.1%	15.2%
Aug	29,722	(2,955)	(27,447)	(680)	1,894,817	(0.4%)	17.4%
Sep	29,691	(2,284)	(23,881)	3,526	1,898,343	2.2%	15.1%
Oct	28,761	(1,324)	(23,433)	4,004	1,902,347	2.5%	14.8%

YTD 2014	$230,025	($18,293)	($224,046)	($12,314)	$1,902,347	(0.8%)	14.0%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]
	Purchases [5]	Sales [6]	Liquidations	Ending Balance	Annualized Growth Rate	Annualized Liquidation Rate	Mortgage Purchase Agreements [7]	Mortgage Sale Agreements [8]	Net Purchase (Sale) Agreements [9]		PCs, REMICs and Other Structured Securities	Non-Freddie Mac Mortgage-Related Securities		Mortgage Loans	Ending Balance
												Agency	Non-Agency

Oct 2013	$10,246	($17,386)	($8,003)	$482,671	(36.5%)	19.3%	$19,455	($31,153)	($11,698)	Oct 2013	$180,795	$18,723	$97,775	$185,378	$482,671
Nov	6,332	(15,216)	(7,032)	466,755	(39.6%)	17.5%	10,747	(13,347)	(2,600)	Nov	171,286	17,570	96,524	181,375	466,755
Dec	10,963	(8,995)	(7,699)	461,024	(14.7%)	19.8%	12,459	(11,419)	1,040	Dec	168,034	16,907	94,775	181,308	461,024

Full-Year 2013	172,688	(154,501)	(114,707)	461,024	(17.3%)	20.6%	240,627	(226,927)	13,700	Full-Year 2013	168,034	16,907	94,775	181,308	461,024

Jan 2014	6,931	(7,294)	(6,717)	453,944	(18.4%)	17.5%	14,971	(21,210)	(6,239)	Jan 2014	165,294	16,298	93,458	178,894	453,944
Feb	6,627	(13,006)	(5,409)	442,156	(31.2%)	14.3%	13,325	(18,004)	(4,679)	Feb	158,875	15,727	91,744	175,810	442,156
Mar	11,399	(13,850)	(5,307)	434,398	(21.1%)	14.4%	16,111	(17,023)	(912)	Mar	155,884	15,568	89,441	173,505	434,398
Apr	12,846	(13,130)	(5,580)	428,534	(16.2%)	15.4%	18,694	(18,976)	(282)	Apr	156,958	15,636	84,380	171,560	428,534
May	12,528	(12,655)	(5,964)	422,443	(17.1%)	16.7%	24,123	(21,099)	3,024	May	155,375	15,544	82,449	169,075	422,443
Jun	16,516	(12,929)	(6,150)	419,880	(7.3%)	17.5%	22,119	(21,025)	1,094	Jun	155,162	15,580	80,053	169,085	419,880
Jul	13,150	(9,562)	(5,950)	417,518	(6.8%)	17.0%	26,886	(22,048)	4,838	Jul	155,484	15,538	77,992	168,504	417,518
Aug	18,723	(12,792)	(5,708)	417,741	0.6%	16.4%	33,932	(30,793)	3,139	Aug	161,929	15,364	74,808	165,640	417,741
Sep	17,216	(15,459)	(5,888)	413,610	(11.9%)	16.9%	31,965	(33,533)	(1,568)	Sep	161,698	15,691	71,799	164,422	413,610
Oct	14,649	(15,337)	(6,138)	406,784	(19.8%)	17.8%	29,702	(26,157)	3,545	Oct	157,703	15,623	69,663	163,795	406,784

YTD 2014	$130,585	($126,014)	($58,811)	$406,784	(14.1%)	15.3%	$231,828	($229,868)	$1,960	YTD 2014	$157,703	$15,623	$69,663	$163,795	$406,784

Please see Endnotes on page 3.

TABLE 4 - FREDDIE MAC MORTGAGE-RELATED SECURITIES AND OTHER GUARANTEE COMMITMENTS [1,10]								TABLE 5 - OTHER DEBT ACTIVITIES [13]
									Original Maturity ≤ 1 Year	Original Maturity > 1 Year
	Issuances	Liquidations [11]	Net Increase/ (Decrease)	Ending Balance [12]	Annualized Growth Rate	Annualized Liquidation Rate			Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Oct 2013	$25,143	($22,734)	$2,409	$1,615,267	1.8%	16.9%		Oct 2013	$141,411	$14,551	($16,117)	($4)	$3	$382,703	$524,114
Nov	24,764	(21,514)	3,250	1,618,517	2.4%	16.0%		Nov	144,137	7,577	(16,344)	(13)	1	373,924	518,061
Dec	22,620	(19,466)	3,154	1,621,671	2.3%	14.4%		Dec	141,767	9,265	(13,617)	-	6	369,578	511,345

Full-Year 2013	460,766	(424,590)	36,176	1,621,671	2.3%	26.8%		Full-Year 2013	141,767	112,221	(175,138)	(2,077)	30	369,578	511,345

Jan 2014	21,114	(19,828)	1,286	1,622,957	1.0%	14.7%		Jan 2014	130,577	10,737	(21,659)	(1,001)	(7)	357,648	488,225
Feb	18,858	(16,939)	1,919	1,624,876	1.4%	12.5%		Feb	114,369	6,168	(19,581)	-	-	344,235	458,604
Mar	15,979	(15,862)	117	1,624,993	0.1%	11.7%		Mar	115,181	6,043	(7,125)	-	-	343,153	458,334
Apr	20,207	(17,999)	2,208	1,627,201	1.6%	13.3%		Apr	108,134	3,963	(13,743)	(48)	-	333,325	441,459
May	19,867	(18,661)	1,206	1,628,407	0.9%	13.8%		May	108,461	5,890	(3,068)	(4)	-	336,143	444,604
Jun	22,160	(19,966)	2,194	1,630,601	1.6%	14.7%		Jun	110,326	6,493	(2,555)	(1,175)	-	338,906	449,232
Jul	24,017	(21,155)	2,862	1,633,463	2.1%	15.6%		Jul	118,042	7,590	(15,383)	(218)	-	330,895	448,937
Aug	30,242	(24,700)	5,542	1,639,005	4.1%	18.1%		Aug	121,358	9,165	(13,365)	(1,000)	-	325,695	447,053
Sep	28,405	(20,979)	7,426	1,646,431	5.4%	15.4%		Sep	111,857	5,975	(3,439)	(554)	-	327,677	439,534
Oct	27,013	(20,178)	6,835	1,653,266	5.0%	14.7%		Oct	115,492	5,423	(8,980)	-	-	324,120	439,612

YTD 2014	$227,862	($196,267)	$31,595	$1,653,266	2.3%	14.5%		YTD 2014	$115,492	$67,447	($108,898)	($4,000)	($7)	$324,120	$439,612

TABLE 6 - DELINQUENCIES - TOTAL [14]						TABLE 7 - OTHER INVESTMENTS [17]		TABLE 8 - INTEREST-RATE RISK SENSITIVITY DISCLOSURES [18]
	Single-Family [15]				Multifamily				Portfolio Market Value- Level (PMVS-L) (50 bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25 bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)
		Credit Enhanced
	Non-Credit Enhanced	Primary Mortgage Insurance	Other [16]	Total	Total		Ending Balance		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Oct 2013	2.14%	4.65%	5.45%	2.48%	0.06%	Oct 2013	$88,648	Oct 2013	$146	--	$20	--	0	--
Nov	2.13%	4.51%	3.64%	2.43%	0.05%	Nov	105,386	Nov	60	--	20	--	0	--
Dec	2.09%	4.40%	3.66%	2.39%	0.09%	Dec	77,150	Dec	56	89	17	19	0	0

						Full-Year 2013	77,150	Full-Year 2013	235	--	21	--	0	--

Jan 2014	2.05%	4.21%	3.73%	2.34%	0.05%	Jan 2014	59,314	Jan 2014	207	--	17	--	(1)	--
Feb	2.04%	4.07%	2.73%	2.29%	0.05%	Feb	42,666	Feb	9	--	7	--	0	--
Mar	1.97%	3.89%	2.66%	2.20%	0.04%	Mar	44,131	Mar	28	84	11	12	0	0
Apr	1.94%	3.76%	2.15%	2.15%	0.05%	Apr	34,174	Apr	25	--	9	--	0	--
May	1.91%	3.62%	2.10%	2.10%	0.06%	May	42,105	May	38	--	7	--	0	--
Jun	1.88%	3.53%	2.05%	2.07%	0.02%	Jun	47,155	Jun	95	52	45	20	0	0
Jul	1.84%	3.42%	2.01%	2.02%	0.05%	Jul	48,722	Jul	26	--	16	--	0	--
Aug	1.82%	3.25%	1.68%	1.98%	0.04%	Aug	46,062	Aug	23	--	22	--	0	--
Sep	1.80%	2.84%	1.41%	1.96%	0.03%	Sep	42,932	Sep	55	35	17	18	0	0
Oct	1.77%	2.69%	1.22%	1.91%	0.03%	Oct	47,984	Oct	93	--	12	--	0	--

						YTD 2014	$47,984	YTD 2014	$60	--	$16	--	0	--

Please see Endnotes on page 3.

ENDNOTES

1.
The activity and balances set forth in these tables represent UPB. For Freddie Mac mortgage-related securities, the balance reflects security balances based on the monthly PC factor report. Freddie Mac mortgage-related securities include PCs, REMICs and Other Structured Securities, and Other Guarantee Transactions. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs, which resulted in significant changes to our financial statements. However, the information in this monthly volume summary is presented without giving effect to those changes.

2.
Total mortgage portfolio (Table 1) is defined as Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).

3.
Includes cash purchases of single-family and multifamily mortgage loans, issuances of Freddie Mac mortgage-related securities through our guarantor swap program, issuances of other guarantee commitments, issuances of other structured securities and purchases of non-Freddie Mac mortgage-related securities.

4.	Includes sales of non-Freddie Mac mortgage-related securities and sales of mortgage loans.

5.
Includes cash purchases of single-family and multifamily mortgage loans, purchases of Freddie Mac and non-Freddie Mac mortgage-related securities from third parties, and additions for seriously delinquent, modified, and balloon/reset mortgage loans purchased out of PC pools. Purchases of Freddie Mac mortgage-related securities into the mortgage-related investments portfolio totaled $3,134 million (based on UPB) during October 2014.

6.
Includes sales of Freddie Mac mortgage-related securities (including sales to third parties from the securitization of previously purchased single-family and multifamily mortgage loans), sales of non-Freddie Mac mortgage-related securities and sales of mortgage loans.

7.
Mortgage purchase agreements reflect trades entered into during the month and include: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Our purchase commitments may settle during the same month in which we have entered into the related commitment.

8.
Mortgage sale agreements reflect trades entered into during the month and include: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Our sales commitments may settle during the same month in which we have entered into the related commitment.

9.
As of October 31, 2014, we had net unsettled purchase (sale) agreements of approximately $7,751 million. The ending balance of our mortgage-related investments portfolio as of October 31, 2014 after giving effect to these unsettled agreements and assuming we did not enter into any other purchase (sale) agreements after October 31, 2014 would have been $415 billion.

10.
Includes other guarantee commitments, which consist of tax-exempt multifamily housing revenue bonds, HFA bonds, and credit-related commitments with respect to single-family mortgage loans. Excludes any resecuritization activity involving Freddie Mac mortgage-related securities. Notional balances of interest-only strips are excluded because this table is based on UPB.

11.
Represents principal repayments relating to loans underlying Freddie Mac mortgage-related securities and other guarantee commitments. Also includes our purchases of seriously delinquent, modified and balloon/reset mortgage loans out of PC pools.

12.
The ending balance of Freddie Mac mortgage-related securities and other guarantee commitments (Table 4) differs from the balance of Freddie Mac mortgage-related securities in our quarterly report on Form 10-Q dated November 6, 2014 because Table 4 includes other guarantee commitments described in Endnote 10.

13.	Represents the combined balance and activity of our other debt, including securities sold under agreements to repurchase and federal funds purchased, based on the par values of these liabilities.

14.
Single-family serious delinquency rate information is based on the number of loans that are three monthly payments or more past due or in the process of foreclosure as of period end while multifamily delinquencies are based on the UPB of mortgage loans that are two monthly payments or more past due or in the process of foreclosure as of period end. Mortgage loans that have been modified are not counted as seriously delinquent as long as the borrower is less than three monthly payments past due under the modified terms for single-family, and less than two monthly payments past due for multifamily. Delinquency rates presented in Table 6 include mortgage loans underlying Other Guarantee Transactions, but exclude financial guarantees that are backed by either HFA bonds or Ginnie Mae Certificates. For HAMP or non-HAMP standard modifications, we include loans in the trial period as seriously delinquent in our statistical reporting, which results in a temporary rise in our seriously delinquent rate until the modifications become effective and are removed from seriously delinquent status. The volume of effective modifications impacts our reported seriously delinquent rate.

15.
On a monthly basis, Freddie Mac publishes pool-level delinquency disclosures on its single-family PC and Giant PC securities on the company's website, www.FreddieMac.com/mbs. These monthly disclosures include for each PC and Giant PC the loan count and associated aggregate UPB for mortgage loans that fall into one of four delinquency groups: 30-59 days delinquent, 60-89 days delinquent, 90-119 days delinquent, and 120 days or more delinquent. Additionally, the monthly disclosures include information about certain seriously delinquent loans purchased by Freddie Mac from each PC and Giant PC. Generally, we purchase these delinquent loans, and thereby extinguish the related PC debt, at the scheduled PC debt payment date, unless the loans proceed to foreclosure transfer, complete a foreclosure alternative or are paid in full by the borrower before such date. As of October 31, 2014, there were approximately $0.7 billion in UPB of loans that were four monthly payments past due, and that met our criteria to allow for the purchase of delinquent mortgage loans out of PC pools.

16.
Consists of Freddie Mac single-family mortgage loans covered by financial arrangements (other than primary mortgage insurance) that are designed to reduce our credit risk exposure, including loans in reference pools of mortgages covered by Structured Agency Credit Risk (STACR) transactions as well as other forms of credit protection. STACR transactions shift a portion of the mezzanine credit loss position on certain groups of loans from Freddie Mac to private investors. The credit enhanced categories are not mutually exclusive as a single loan may be included in both the Primary Mortgage Insurance category and the Other category.

17.
Other Investments exclude amounts related to consolidated variable-interest entities. The balance includes cash and cash equivalents, federal funds sold and securities purchased under agreements to resell, and non-mortgage-related securities. Investments in non-mortgage-related securities are presented at fair value.

18.
Our primary interest-rate risk measures are PMVS and duration gap. These measures include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) movements in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.

The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (571) 382-4732 or writing to:
1551 Park Run Drive, MS D5F,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.